UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 10, 2005

GigaBeam Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-50985	20-0607757
(Commission File Number)	(IRS Employer Identification No.)

470 Springpark Place, suite 900, Herndon, VA	20170
(Address of Principal Executive Offices)	(Zip Code)

(703) 378-0099
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

In connection with the resignation of Gilbert G. Goldbeck, the Registrant’s Chief Financial Officer, the Registrant has reached an understanding with Mr. Goldbeck to pay him severance of not more than two months salary from the date of his departure and an additional $750 a month for not more than two months for certain medical coverage and other costs.

Item  5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On Monday, January 10, 2005, Gilbert G. Goldbeck resigned as the Registrant’s Chief Financial Officer. His last day of employment with the Registrant was January 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GigaBeam Corporation
(Registrant)

By:	/s/ Caroline Kahl
Caroline Kahl
Vice President and General Counsel

Date: January 14, 2005